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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Form 8-K of Interpore International, Inc. of our report dated February 4, 1998, on our audits of the financial statements of Cross Medical Products, Inc, which report appears in the Registration Statement on Form S-4 of Interpore International dated April 6, 1998.


                                                   /s/ Coopers & Lybrand L.L.P.


Columbus, Ohio
May 12, 1998